Global Atlantic Portfolios

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

(the “Portfolio”)

(a series of Forethought Variable Insurance Trust)

Class I, II and III shares

Supplement dated September 27, 2021

to the Summary Prospectus dated May 1, 2021 (the “Summary Prospectus”)

I.                                     The Bloomberg Barclays fixed income benchmark indices were renamed in connection with the rebranding of the indices as the “Bloomberg Fixed Income Indices.” Accordingly, effective immediately, all references in the Summary Prospectus to the Bloomberg Barclays U.S. Aggregate Bond Index are deleted and replaced with Bloomberg U.S. Aggregate Bond Index.

II.                                Michael Swell will be retiring from Goldman Sachs on December 31, 2021. As a result, effective October 1, 2021, Mr. Swell will no longer serve as a portfolio manager for the Portfolio. Accordingly, effective October 1, 2021, all references to Mr. Swell in the Summary Prospectus are deleted in their entirety. Ashish Shah will continue to serve as portfolio manager for the Portfolio. In addition, effective October 1, 2021, Ronald Arons will serve as a portfolio manager for the Portfolio.

Accordingly, the information under the heading “MANAGEMENT,” is updated to include the following row in the table below the row for Mr. Shah:

Ronald Arons, CFA	Managing Director, Portfolio Manager of GSAM	October 1, 2021

This Supplement and the Summary Prospectus, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

FVIT-1068_092721